DWS VARIABLE SERIES II

         SUPPLEMENT TO THE PORTFOLIO'S CURRENTLY EFFECTIVE PROSPECTUSES:


                           -------------------------

                          DWS Turner Mid Cap Growth VIP



The following information revises similar disclosure for the above-noted portfolio in "The Portfolio Managers" section of the prospectuses.

The portfolio's subadvisor is Turner Investment Partners, Inc. ("Turner"). The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The lead manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara Hedlund and Jason Schrotberger. Mr. McHugh has managed the portfolio since its inception; Ms. Hedlund and Mr. Schrotberger joined the portfolio in 2006. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner. Ms. Hedlund joined Turner in 2000, has 11 years of investment industry experience and also serves as a security analyst covering the technology and telecommunications sectors. Ms. Hedlund is a principal at Turner. Mr. Schrotberger joined Turner in 2001, has 12 years of investment industry experience and also serves as a security analyst covering the consumer sector. Mr. Schrotberger is a principal at Turner.

The portfolio's Statement of Additional Information provides additional information about the portfolio managers' investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.







               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group





August 29, 2006